UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2008
DEMANDTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33634	94-3344761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Circle Star Way, Suite 200
San Carlos, CA 94070
(Addresses of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 226-4600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Officer. On April 28, 2008, DemandTec, Inc. (the “Company”) disclosed that John C. Crouch, the Company’s Senior Vice President of Worldwide Sales, will be leaving the Company. The Company expects that Mr. Crouch’s departure will become effective on April 30, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 28, 2008	DEMANDTEC, INC.
	By:	/s/ Michael J. McAdam
Michael J. McAdam
General Counsel and Secretary